FORM 8-K - CURRENT REPORT

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 24, 1997

                          CENTURY PROPERTIES FUND XV
            (Exact name of registrant as specified in its charter)


             California                0-9680                94-2625577
    (State or other jurisdiction    (Commission           (I.R.S. Employer
           incorporation)           File Number)           Identification
                                                              Number)


    One Insignia Financial Plaza
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant sold Summerhill Apartments on September 24, 1997. Summerhill Apartments was sold to McNeil Capital L.L.C, an unrelated party, for $6,150,000.

The Managing General Partner is currently evaluating its cash needs to determine what portion of the net proceeds can be distributed to its partners in the near future.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(b)        Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended September 30, 1997.

(c)        Exhibits

   10.7 Contract of Sale between Registrant and McNeil Capital L.L.C. dated July 31, 1997.

   10.8 First Amendment to Contract of Sale between Registrant and McNeil Capital L.L.C. dated September 9, 1997.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           CENTURY PROPERTIES FUND XV

                                 By:   FOX CAPITAL MANAGEMENT CORPORATION
                                       Its Managing General Partner

                                 By:   /s/ William H. Jarrard, Jr.
                                       President and Director

                                 Date: October 7, 1997